SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date  of  earliest  event  reported) December 14,  2007

REGENCY PROPERTY GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	000-49978	20-3443790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4465 Pacific Coast Highway, Suite B306, Torrance, CA 90505
(Address of principal executive offices)

310-694-8608
(Registrant’s Telephone Number, including Area Code)

Island Residences Club, Inc.
(Former Name or Former Address, if Changed Since Last Report)

ITEM  5.01

OTHER  EVENTS.

       On December 13, 2007, the Registrant's president, Graham J. Bristow executed an  Amendment to the Registrant's Certificate of Incorporation pursuant to which the  name  of the Registrant will be changed from " Island Residences Club, Inc." to "Regency Property Group, Inc."

ITEM  9.01

FINANCIAL STATEMENTS AND EXHIBITS.

             (c)  Exhibits.  The following documents are being filed herewith by the  Registrant  as  exhibits  to  this  Current  Report  on  Form  8-K:

Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Island Residences Club, Inc. dated December 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be  signed on its behalf by the undersigned hereunto duly  authorized.

REGENCY PROPERTY GROUP,INC.

Date: December 13, 2007	By:	/s/ Graham J. Bristow
	Name:	Graham J. Bristow
	Title:	President

EXHIBITS

3.1     Certificate of  Amendment to the Certificate of  Incorporation of Island Investments, Inc. dated December 13, 2007.